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                                                                EXHIBIT 10.3.16

                     SIXTH AMENDMENT TO FINANCING AGREEMENT


                  THIS SIXTH AMENDMENT TO FINANCING AGREEMENT (this "Amendment") is made and entered as of January 21, 1998, by and between STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), and FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, "Borrowers").

                             PRELIMINARY STATEMENTS

                  A. Borrowers and Bank have entered into a Financing Agreement dated as of May 31, 1996, as amended by (i) a First Amendment to Financing Agreement dated as of January 29, 1997, (ii) a Second Amendment to Financing Agreement dated as of August 20, 1997, (iii) a Third Amendment to Financing Agreement dated as of November 10, 1997, and (iv) a Fourth Amendment to Financing Agreement dated as of January 6, 1998, and (v) a Fifth Amendment to Financing Agreement dated as of January 13, 1998 (as amended, the "Financing Agreement"). Capitalized terms used, but not defined, in this Amendment which are defined in the Financing Agreement will have the meanings given to them in the Financing Agreement.

                  B. Bank and Borrowers desire to amend the Financing Agreement on and subject to the terms and conditions set forth in this Amendment.

                             STATEMENT OF AMENDMENT

                  In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Bank and Borrowers hereby agree as follows:

                  1. AMENDMENTS. Subject to the satisfaction of the conditions of this Amendment, the Financing Agreement is amended as follows:

                           a. AMENDMENT OF SECTION 2.12. Section 2.12 of the
Financing Agreement is amended to provide in its entirety as follows:

                  2.12 Special Advance. Subject to the terms and conditions of this Agreement, Bank, in its discretion exercised in good faith, may make a loan (the "Special Advance") to Borrowers in the principal amount of $350,000. The proceeds of the Special Advance shall be used by Borrowers only for working capital purposes. Subject to the terms of
         Section 11.4, the principal of the Special Advance shall be due and payable $100,000 on May 11, 1998, $100,000 on May 18, 1998 and $150,000
         on May 30, 1998. No part of the Special Advance may, on the repayment thereof, be redrawn or reborrowed by Borrowers.

                           b. AMENDMENT OF SECTION 3.1(ii). Clause (ii) of
Section 3.1 of the Financing Agreement is amended to provide in its entirety as follows:

                           (ii) The Term Loan will bear interest on the daily unpaid principal amount thereof from the date made until paid in full at a rate per annum equal to the sum of the Prime Rate, as in effect from day to day as interest accrues, plus 1.50%; subject, however, to clauses (iv) and (v) of this Section 3.1. The Special Advance will bear interest on the daily unpaid principal amount thereof from the date made until paid in full at a rate per annum equal to the sum of the Prime Rate, as in effect from day to day as interest accrues, plus 1.50%; subject, however, to clause (v) of this Section 3.1.

                           c. AMENDMENT OF SECTION 3.1(iv). Clause (iv) of
Section 3.1 of the Financing Agreement is amended to provide in its entirety as follows:

                           (iv) If Borrowers' audited annual financial
         statements delivered to Bank in compliance with Section 8.7 are accompanied by an unqualified audit report and establish to Bank's satisfaction that Borrowers have satisfied each of the financial
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         tests set forth in Exhibit 3.1 as of the end of and for Borrowers'
         fiscal year ending on or about May 31, 1997, then, provided that there does not then exist an Event of Default, the applicable rates of interest with respect to the Revolving Loans and the Term Loan set forth above in clauses (i) and (ii) of this Section 3.1 will be reduced by 0.25% per annum effective as of the first Business Day of the first calendar month following the calendar month in which the audited annual financial statements, accompanied by an unqualified audit report, are delivered to Bank.

                           d. AMENDMENT OF SECTION 15.8(i)(d). Clause (i)(d) of
Section 15.8 of the Financing Agreement is amended to provide in its entirety as follows:

                                    (d) any inspection, audit, appraisal, or
         verification of the Loan Collateral or a Borrower (Bank currently charges $450 per diem based on an 8 hour day plus out-of-pocket expenses) per auditor or field examiner for the services of its auditors and field examiners and a potentially greater amount if the auditor is not a Bank employee; however, so long as there does not exist an Event of Default, Borrowers shall not be required to reimburse Bank for Expenses of field examinations for more than four field examinations in any calendar year;

                  2. REAFFIRMATION OF CORPORATE GUARANTY. As a condition of this Amendment, Borrowers will cause Corporate Guarantor to execute and deliver to Bank the Reaffirmation of Corporate Guaranty set forth at the end of this Amendment.

                  3. OTHER DOCUMENTS. As a condition of this Amendment, Borrowers will execute and deliver, or cause to be executed and delivered, to Bank such other documents, instruments and agreements deemed necessary or desirable by Bank to effect the amendments to Borrowers' credit facilities with Bank contemplated by this Amendment.

                  4. REPRESENTATIONS. To induce Bank to accept this Amendment, Borrowers hereby represent and warrant to Bank as follows:

                           4.1 Each of Borrowers has full power and authority to
enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

                           4.2 This Amendment constitutes the legal, valid and
binding obligations of Borrowers enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                           4.3 Borrowers' representations and warranties
contained in the Financing Agreement are complete and correct as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Financing Agreement.

                  5. COSTS AND EXPENSES. As a condition of this Amendment, Borrowers will promptly on demand pay or reimburse Bank for the costs and expenses incurred by Bank in connection with this Amendment, including, without limitation, attorneys' fees.

                  6. RELEASE. Borrowers hereby release Bank from any and all liabilities, damages and claims therefor arising from or in any way related to the Loans, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Bank of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

                  7. DEFAULT. Any default by Borrowers in the performance of Borrowers' obligations under this Amendment shall constitute an Event of Default under the Financing Agreement.
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                  8. CONTINUING EFFECT OF FINANCING AGREEMENT. Except as
expressly amended hereby, all of the provisions of the Financing Agreement are ratified and confirmed and remain in full force and effect.

                  9. ONE AGREEMENT; REFERENCES. The Financing Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the Financing Agreement will be deemed to be references to the Financing Agreement as amended by this Amendment.

                  10. COUNTERPARTS. This Amendment and the Reaffirmation of Corporate Guaranty provided below may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  11. ENTIRE AGREEMENT. This Amendment sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

                  IN WITNESS WHEREOF, Bank and Borrowers have executed this Amendment to be effective as of the date in the opening paragraph of this Amendment.

                                            FM PRECISION GOLF
                                            MANUFACTURING CORP.


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            FM PRECISION GOLF SALES CORP.


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

Accepted at Cincinnati, Ohio, as of January ___, 1998.

STAR BANK, NATIONAL ASSOCIATION


By:__________________________
Name:________________________
Title:_______________________



                       REAFFIRMATION OF CORPORATE GUARANTY


                  In satisfaction of the condition set forth in Section 2 of the above Sixth Amendment to Financing Agreement (the "Amendment"), Corporate Guarantor hereby consents to the Amendment and to the transactions contemplated thereby, reaffirms the Corporate Guaranty, and acknowledges and agrees that it is not released from its obligations under the Corporate Guaranty by reason of the Amendment and that the obligations of Corporate Guarantor under the Corporate Guaranty extend to the Financing Agreement and the other Loan Documents as amended by the Amendment. This Reaffirmation of Corporate Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that Bank notify or seek the consent of Corporate Guarantor to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Corporate Guaranty, it being expressly acknowledged and reaffirmed that Corporate Guarantor has under the Corporate Guaranty consented to modifications,
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extensions and other actions with respect thereto without any notice thereof.
All capitalized terms used in this Reaffirmation of Corporate Guaranty and not otherwise defined herein shall have the meanings ascribed thereto in the Amendment.

                  IN WITNESS WHEREOF, Corporate Guarantor has executed this Reaffirmation of Corporate Guaranty to be effective as of the date of the Amendment.

                                       ROYAL PRECISION, INC., formerly known as FM Precision Golf Corp.


                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________